Summary Prospectus
April 10, 2017
Dunham Appreciation & Income Fund
Class A (DAAIX)
Class C (DCAIX)

Class N (DNAIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 28, 2017, as supplemented, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/appreciationincome.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 93 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 90 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)
(as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)
Management Fees(1)	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.63%	2.38%	1.38%

(1)	Management Fees have been restated to reflect an amendment to the Sub-Advisory agreement fee schedule that is effective September 19, 2016. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.40% and can range from 0.20% to 0.60%, depending on the effect of performance fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$ 731	$ 1,060	$ 1,411	$ 2,397
Class C	$ 241	$ 742	$ 1,270	$ 2,716
Class N	$ 140	$ 437	$ 755	$ 1,657

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing, under normal market conditions, in a diversified portfolio of (1) convertible, (2) equity (common and preferred stock) and (3) fixed-income securities of corporate issuers, including securities of foreign issuers and those rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. Junk bonds, which may be purchased in any amount, are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. Convertible and fixed income securities are purchased without restriction as to maturity. In addition, the Fund may invest without restriction as to issuer capitalization or country. The Fund attempts to utilize these different types of securities to strike the appropriate balance between risk and reward in terms of growth and income when compared to a peer group of securities that the Sub-Adviser believes have similar risk of loss. In general, the Sub-Adviser seeks to invest in a blend of equity and convertible securities that the Sub-Adviser believes have the potential for long-term growth and current income, and typically sells them when it believes that the issuer’s economic fundamentals have deteriorated or relative valuations between securities have changed. The Sub-Adviser purchases individual convertible and equity securities based on the potential to generate above-average income and/or capital growth appreciation. The Sub-Adviser buys fixed-income securities that it believes have a higher expected total return when compared to competing convertible or equity securities. Within the universe of fixed-income securities, the Sub-Adviser generally selects specific securities based upon their expected total return and expected probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically sells them when it believes the issuer’s economic fundamentals have deteriorated or relative valuations between securities have changed. The Fund’s Sub-Adviser engages in active and frequent trading of the Fund’s portfolio securities in an effort to achieve the Fund’s investment objective.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Foreign Investing Risk – Investing in foreign companies, or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Private Placement Risk – Privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”).Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid’ are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Performance prior to March 3, 2008 is the performance of a Predecessor Fund. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.03% (quarter ended December 31, 2008).

Dunham Appreciation & Income Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2016
Class N Shares	1 Year	5 Years	10 Years*	Life of Fund*
return before taxes	1.10%	5.79%	4.54%	4.98%
return after taxes on distributions	-0.23%	3.74%	3.22%	3.60%
return after taxes on distributions and sale of Fund shares	0.63%	4.02%	3.38%	3.81%
Class C Shares
return before taxes	0.10%	4.70%	3.48%	3.94%
Class A Shares
return before taxes	-4.80%	4.27%	N/A	3.67%
BofA Merrill Lynch All Convertibles All Qualities Index
(reflects no deduction for fees, expenses, or taxes)	10.43%	10.98%	6.45%	6.63%^
				6.45%^^
Morningstar Convertibles Category (return before taxes)^^^	7.68%	8.28%	5.02%	5.86%^
				5.44%^^

*	The Fund’s Class C and Class N shares commenced operations on December 10, 2004. The Fund’s Class A shares commenced operations on January 3, 2007.

^	As of December 10, 2004.

^^	As of January 3, 2007.

^^^	The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Penn Capital Management Company, Inc. (“Sub-Adviser”).

Sub-Adviser Portfolio Managers: Richard A. Hocker, Chief Investment Officer, has worked for the Sub-Adviser since 1987. Joseph Maguire, CFA has worked with the Sub-Adviser since 2005. Steven Civera, CFA has worked with the Sub-Adviser since June 2010. Prior to joining the Sub-Adviser Mr. Civera was a research analyst for AlphaOne Capital Partners since 2007. Messrs. Hocker, Maguire and Civera have shared primary responsibility for the day-to-day management of the Fund since October 2014.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund’s website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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